      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2007.
                                                            FILE NOS. 333-137882
                                                                       811-09003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

        Pre-Effective Amendment No.                      [ ]

        Post-Effective Amendment No. 1                   [X]

                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

             Amendment No. 2                             [X]

                        (Check Appropriate Box or Boxes)
                             ---------------------

                         VARIABLE ANNUITY ACCOUNT SEVEN
                           (Exact Name of Registrant)

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                            ("AIG SUNAMERICA LIFE")
                              (Name of Depositor)

                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
             (Address of Depositor's Principal Offices) (Zip Code)

       Depositor's Telephone Number, including Area Code: (800) 871-2000

                            MALLARY L. REZNIK, ESQ.
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
      (Name and Address of Agent for Service for Depositor and Registrant)


Approximate Date of Proposed Public Offering: Continuous



It is proposed that this filing will become effective:



[ ] immediately upon filing pursuant to paragraph (b)



[X] on April 30, 2007 pursuant to paragraph (b)



[ ] 60 days after filing pursuant to paragraph (a)(1)



[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.



If appropriate, check the following box:



[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Units of interest in Variable Annuity Account Seven of AIG SunAmerica Life Assurance Company under variable annuity contracts.

Registrant does not intend for this Post-Effective Amendment No. 1 and Amendment No. 2 to delete from this Registration Statement, any document included in the Registration Statement but not filed herein including any currently effective Prospectus, Statement of Additional Information or supplements thereto.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT SEVEN



                              PART A -- PROSPECTUS



Incorporated by reference to the Prospectus as filed under Form N-4, Pre-Effective Amendment No. 1 under the Securities Act of 1933 and Amendment No. 1 under the Investment Company Act of 1940, File Nos. 333-137882 and 811-09003, filed on December 15, 2006, Accession No. 0000950148-06-000158.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------
                         VARIABLE ANNUITY ACCOUNT SEVEN
   SUPPLEMENT TO THE POLARIS II A-CLASS PLATINUM SERIES PROSPECTUS (R3855PRO)
                              DATED JANUARY 2, 2007
================================================================================

THE DATE OF THE PROSPECTUS IS HEREBY CHANGED TO APRIL 30, 2007. ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO APRIL 30, 2007.

EFFECTIVE MAY 1, 2007 THE FOLLOWING CHANGES ARE MADE TO THE VARIABLE PORTFOLIOS OFFERED IN THE PROSPECTUS:

        - The Federated American Leaders Portfolio is renamed the Equity Opportunities Portfolio. The manager of that portfolio, Federated Equity Management Company of Pennsylvania, is replaced with OppenheimerFunds, Inc.

        - The MFS Mid-Cap Growth Portfolio is renamed the Mid-Cap Growth Portfolio. The manager of that portfolio, Massachusetts Financial Services Company, is replaced with J.P. Morgan Investment Management, Inc.

        - The Goldman Sachs Research Portfolio is renamed the Capital Growth Portfolio. The manager of that portfolio, Goldman Sachs Asset Management, L.P., is replaced with OppenheimerFunds, Inc.

        - The Putnam Growth: Voyager Portfolio is renamed the Fundamental Growth Portfolio. The manager of that portfolio, Putnam Investment Management, LLC, is replaced with Wells Capital Management, Inc.

        - The Marsico Growth Portfolio is renamed the Marsico Focused Growth Portfolio.

        -       The SunAmerica Balanced Portfolio is renamed the Balanced
                Portfolio.

        - Morgan Stanley Investment Management, Inc., manager of the Technology Portfolio, is replaced with Columbia Management Advisors, LLC.

        - Federated Equity Management Company of Pennsylvania, manager of the Telecom Utility Portfolio, is replaced with Massachusetts Financial Services Company.


THE FOLLOWING REPLACES THE UNDERLYING FUND EXPENSES ON PAGE 4 OF THE PROSPECTUS:


                            UNDERLYING FUND EXPENSES

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOUR MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

TOTAL ANNUAL TRUST OPERATING EXPENSES                             MINIMUM     MAXIMUM
-------------------------------------
(expenses that are deducted from the underlying portfolios
of the Trusts, including management fees, other expenses
and service (12b-1) fees, if applicable)                           0.53%*     1.85%**

* As of December 31, 2006
** As of January 31, 2007

THE FOLLOWING REPLACES THE EXPENSE EXAMPLES ON PAGE 5 OF THE PROSPECTUS:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.10% (including Estate
Plus), the MarketLock feature with an annualized fee of 0.50%, and investment in an Underlying Fund with total expenses of 1.85%.).

(1)   If you surrender your contract at the end of the applicable time period:

        1 YEAR            3 YEARS            5 YEARS            10 YEARS
         $907             $1,587             $2,287              $4,132

(2)   If you annuitize your contract at the end of the applicable time period:

        1 YEAR            3 YEARS            5 YEARS            10 YEARS
         $907             $1,587             $2,287              $4,132

(3)   If you do not surrender your contract:

        1 YEAR            3 YEARS            5 YEARS            10 YEARS
         $907             $1,587             $2,287              $4,132

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 0.85%, no election of optional features and investment in an Underlying Fund with total expenses of 0.53%.)

(1)   If you surrender your contract at the end of the applicable time period:

      1 YEAR              3 YEARS            5 YEARS            10 YEARS
      $712                $1,001             $1,312              $2,190

(2)   If you annuitize your contract at the end of the applicable time period:

      1 YEAR              3 YEARS            5 YEARS            10 YEARS
      $712                $1,001             $1,312              $2,190

(3)   If you do not surrender your contract:

      1 YEAR              3 YEARS            5 YEARS            10 YEARS
      $712                $1,001             $1,312              $2,190


THE FOLLOWING REPLACES THE POLARIS PORTFOLIO ALLOCATOR PROGRAM SECTION OF THE
PROSPECTUS:

POLARIS PORTFOLIO ALLOCATOR PROGRAM

The Polaris Portfolio Allocator program may be offered to you at no additional cost to assist in diversifying your investment across various investment categories. The program allows you to choose from one of the several sample portfolios designed to assist in meeting your stated investment goals. Each sample portfolio is comprised of a carefully selected combination of Variable Portfolios representing various investment categories. The sample portfolios allocate amongst the various investment categories offered as part of the program and coincide with the recommended weightings for each portfolio objective. Please contact your financial representative about investment in the program.

The sample portfolios offered through this product are designed by your broker/dealer. There may be financial arrangements between your broker-dealer and the investment adviser of the Underlying Funds offered in the sample portfolios. Please contact your financial representative about investment in the sample portfolio program and for information about the relationship amongst the entities offering the sample portfolios.

ENROLLING IN THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

You may enroll in the program by selecting the sample portfolio on the contract application form. You and your financial representative should determine the sample portfolio most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a sample portfolio by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into a sample portfolio through the DCA program. SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE. You may only invest in one sample portfolio at a time. You may also invest in Variable Portfolios outside your selected sample portfolio. However, an investment or transfer into or out of one of the Variable Portfolios that are included in your sample portfolio outside the specifications in the sample portfolio will effectively terminate your participation in the program.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected sample portfolio unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the sample portfolio, your investment may no longer be consistent with the sample portfolio's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

REBALANCING THE SAMPLE PORTFOLIOS

You can elect to have your investment in a sample portfolio rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the sample portfolio you selected. Only those Variable Portfolios within the sample portfolio you selected will be rebalanced. Investments in other Variable Portfolios not included in the sample portfolio cannot be rebalanced if you wish to maintain your current sample portfolio allocations.

The sample portfolios are not intended as ongoing advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a sample portfolio should be revised or whether it remains appropriate to invest in accordance with any particular sample portfolio. Therefore, over time, the sample portfolio you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance, changes in the Variable Portfolios, and the ever-changing investment markets. In addition, your investment needs may change. You should speak with your financial representative about how to keep your Variable Portfolio allocations in line with your investment goals.

IMPORTANT INFORMATION ABOUT THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

The Polaris Portfolio Allocator program does not guarantee greater or more consistent returns. Future market and investment category performance may differ from the historical performance upon which the sample portfolios may have been built. Also, allocation to a single investment category may outperform a sample portfolio, so that you could have been better off investing in a single investment category than in a sample portfolio. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single investment category. Further, there can be no assurance that any Variable Portfolio chosen for a particular sample portfolio will perform well or that its performance will closely reflect that of the investment category it is designed to represent.

The sample portfolios represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the sample portfolios meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific sample portfolios can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS PORTFOLIO ALLOCATOR PROGRAM AT ANY TIME.

THE SECOND TO LAST PARAGRAPH UNDER "OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION" IN THE DEATH BENEFITS SECTION ON PAGE 21 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

        "The age of the owner on the date of death does not impact the death benefit calculation. The Maximum Anniversary Value death benefit for contracts issued before May 1, 2007 would be subject to a different calculation. Please see the Statement of Additional Information for details."

THE SECOND PARAGRAPH UNDER THE SUBHEADING "WHERE YOU CAN FIND MORE INFORMATION" IN THE FINANCIAL STATEMENTS SECTION IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

        "The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K of AIG for the fiscal year ended December 31, 2006 have been so incorporated in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting."

THE LAST PARAGRAPH UNDER SUBHEADING "MAXIMUM ANNIVERSARY VALUE OPTION" IN THE DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION APPENDIX IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

        "The age of the Continuing Spouse on the date of death does not impact the death benefit calculation. Please see the Statement of Additional Information for a description of the Maximum Anniversary Value death benefit following a Spousal Continuation for contracts issued before May 1, 2007."


Date: April 30, 2007


                Please keep this Supplement with your Prospectus.

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                                               CAPTION
-----------                                                                               -------
15.          Cover Page..................................................  Cover Page
16.          Table of Contents...........................................  Table of Contents
17.          General Information and History.............................  The Polaris II A-Class Platinum Series
                                                                           Variable Annuity (P);
                                                                           Separate Account; General Account (P);
                                                                           Investment Options (P);
                                                                           Other Information (P)
18.          Services....................................................  Other Information (P)
19.          Purchase of Securities Being Offered........................  Purchasing a Polaris II A-Class
                                                                           Platinum Series Variable Annuity (P)
20.          Underwriters................................................  Distribution of Contracts
21.          Calculation of Performance Data.............................  Performance Data
22.          Annuity Payments............................................  Income Options (P);
                                                                           Income Payments; Annuity Unit Values
23.          Financial Statements........................................  Depositor: Other Information (P);
                                                                           Financial Statements; Registrant:
                                                                           Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                       STATEMENT OF ADDITIONAL INFORMATION


                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT SEVEN

              Polaris II A-Class Platinum Series Variable Annuity


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated April 30, 2007, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-SUN2 or writing us at:



                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                  APRIL 30, 2007

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Separate Account .......................................................      3

General Account ........................................................      3

Support Agreement Between the Company and AIG...........................      4

Performance Data .......................................................      4

Annuity Income Payments ................................................      7

Annuity Unit Values ....................................................      7

Death Benefit Options for Contracts Issued Before May 1, 2007 ..........      9

Death Benefits following Spousal Continuation for Contracts Issued
  Before May 1, 2007 ...................................................     10

Taxes ..................................................................     12

Distribution of Contracts ..............................................     18

Financial Statements ...................................................     18

                                SEPARATE ACCOUNT


         Variable Annuity Account Seven ("Separate Account") was originally established by Anchor National Life Insurance Company (the "Anchor National") on August 28, 1998, pursuant to the provisions of Arizona law, as a segregated asset account of the Company. Anchor National has since redomesticated to Arizona. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (the "Company"). This was a name change only and did not affect the substance of any contract. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

         The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

         The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying funds. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

         The basic objective of a variable annuity contract is to provide variable income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

         Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable income payments).


                                 GENERAL ACCOUNT


         The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to fixed and/or DCA (non-MVA) fixed account options available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

         The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                  SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG on behalf of the Company.

                                PERFORMANCE DATA

         From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Variable Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Variable Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

         In addition, the Separate Account may advertise "total return" data for the Variable Portfolios (including the Cash Management Portfolio). A Variable Portfolio is a sub-account of the separate account which provides for the variable investment options available under the contract. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio. We may from time to time show, in addition to these standardized returns, returns (calculated with the same methodology) with variations on the possible fees and charges.

         ACTUAL PERFORMANCE WILL VARY AND THE HYPOTHETICAL RESULTS SHOWN ARE NOT NECESSARILY REPRESENTATIVE OF FUTURE RESULTS. Performance for periods ending after those shown may vary substantially from those shown in the charts below. The charts show the performance of the Accumulation Units calculated for a specified period of time assuming an initial Purchase Payment of $1,000 allocated to each Variable Portfolio. The total return figures reflect the effect of both non-recurring and recurring portfolio charges. For Polaris II A-Class Platinum Series contracts, the highest up-front sales charge (5.75%) is reflected. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Seven also funds another contract (Polaris Plus, Polaris II Asset Manager and Polaris II A-Class) which has been in existence longer than the Polaris II A-Class Platinum Series Variable Annuity. The majority of Variable Portfolios in the Polaris II A-Class Platinum Series are also available in that other contract and have been since March 19, 1999. The since inception numbers for the Variable Portfolios are based on Separate Account historical data (which is adjusted for the fees and charges applicable to the Polaris II A-Class Platinum Series) and represent adjusted actual performance of the Separate Account. The performance figures also reflect the actual fees and expenses paid by each Variable Portfolio.

         In calculating hypothetical adjusted historical performance, for periods starting prior to the date the Separate Account funded contracts that were first offered to the public, the total return data will be derived from the performance of the corresponding underlying portfolios of Anchor Series Trust, SunAmerica Series Trust, Lord Abbett Series Fund, Inc., American Funds Insurance Series and VanKampen Life Investment Trust ("the Trusts") modified to reflect the charges and expenses as if the Separate Account Variable Portfolios had been in existence since the inception date of each respective Trusts' underlying fund. Thus, such performance figures should not be construed to be actual performance of the Separate Account Variable Portfolio. Rather, they are intended to indicate the hypothetical adjusted historical performance of the corresponding underlying funds of Trusts adjusted to provide comparability to the performance of the Variable Portfolios after the date the Separate Account funded the contracts that were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). The Trusts have served since their inception as underlying investment media for Separate Accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

         Performance data is computed in the manners described below.

CASH MANAGEMENT PORTFOLIO


         Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                  Base Period Return = (EV-SV)/(SV)

         where:

                  SV = value of one Accumulation Unit at the start of a 7 day period

                  EV = value of one Accumulation Unit at the end of the 7 day period


         The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                  Current Yield = (Base Period Return) x (365/7)

         The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                             365/7
                  Effective Yield = [(Base Period Return + 1)      - 1]

         The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

         Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

         The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

         Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the following formulas:


         For Polaris II A-Class Platinum Series contracts:


                                n
                  [(1-SC)P](1+T) = ERV

where:            P  =  a hypothetical initial payment of $1,000
                  T  =  average annual total return
                  n  =  number of years
                 SC  =  sales charge

                ERV  =  ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof)




         As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

        These rates of return do not reflect election of EstatePlus. The rates of return would be lower if EstatePlus were included in the calculation.


PORTFOLIO ALLOCATOR MODELS PERFORMANCE


Please note, certain broker-dealers offer asset allocation models or sample portfolios that are different from the Portfolio Allocator Models. The performance information described below for the Portfolio Allocator Models is also applicable to the asset allocation models and sample portfolios.


The separate account also computes "total return" data for each of the Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

Total return for a Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each reevaluation date. The model inception date is the date when the model was first offered for investment.

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question.

                 P (1 + T) (n)  =  ERV

                 P   =    contract value at the beginning of period n

                 T   =    average annual total return for the period in question

                 n = number of years, either 1-year, 5-year, or 10-year period in question (or fractional period thereof). For a period less than one year, n is equal to 1.

                 ERV = redeemable value (as of the end of the stated period in question) of a hypothetical investment made on the inception date of the model. The initial investment is allocated to the specific portfolios in the applicable model based on the stated percentages applicable during that time and it is reallocated on the reevaluation date of March 31. Ending redeemable value is calculated based on the sum of units and ending unit value of each portfolio at the time of redemption.

                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

         The initial annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employee-sponsored retirement plans, such classification is not permitted), premium taxes, if applicable, age of the Annuitant and designated second person, if any, and the income option selected.

         The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

         For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.

         For variable annuity income payments, the amount of the second and each subsequent monthly annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each annuity income payment is due.

                               ANNUITY UNIT VALUES

         The value of an Annuity Unit is determined independently for each Variable Portfolio.


         The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).



         The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.


         For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

         The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

         The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

         (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

         (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

         The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

         ILLUSTRATIVE EXAMPLE

         Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                           NIF = ($11.46/$11.44)

                                  = 1.00174825


         The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:


                            (1/12)
                  1/[(1.035)      ] = 0.99713732

         In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                  $10.103523 x 1.00174825 x 0.99713732 = $10.092213


         To determine the initial payment, the initial annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

         The NIF measures the performance of the funds that are the basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate, the payment remains the same as the prior month. If the rate of the NIF is different than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.



VARIABLE ANNUITY INCOME PAYMENTS


         ILLUSTRATIVE EXAMPLE

         Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.


         P's first variable annuity income payment is determined from the annuity factor tables in P's contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the factor of $4.92 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:


          First Variable Income Payment = $4.92 x ($116,412.31/$1,000) = $572.75


         The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his funds to another Variable Portfolio) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

              Annuity Units = $572.75/$13.256932 = 43.203812


         P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second income payment due date and by applying a monthly factor to neutralize the assumed investment rate of 3.5% per year.


              Second Variable Income Payment =
                                                               (1/12)
                              43.203812 x $13.327695x1/[(1.035)      ] = $574.16


         The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

         Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Income Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Income Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.



DEATH BENEFIT OPTIONS FOR CONTRACTS ISSUED BEFORE MAY 1, 2007.

The following details the Death Benefit Options for Contracts issued before May 1, 2007.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated.

OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

        1. Contract value; or

        2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or

        3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary; or

        4. Gross Purchase Payment, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

        1. Contract value; or

        2. Gross Purchase Payment, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

        3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, plus any Purchase Payments since that anniversary, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.

If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is greater of:

        1. Contract value; or

        2. The lesser of:

               a. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

               b. 125% of Contract Value.

If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death

For contracts in which the aggregate of all Gross Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life Insurance Company to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BEFORE MAY 1, 2007.

1.  PURCHASE PAYMENT ACCUMULATION OPTION

If the original owner of the contract elected the Purchase Payment Accumulation Option and the Continuing Spouse is age 74 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

        a. Contract value; or

        b. Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday; or

        c. Contract value on the seventh contract anniversary (from the issue date of the original owner), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments received after the seventh contract anniversary date; or

        d. Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal.

If the Continuing Spouse is age 75-82 on the Continuation Date, the death benefit will be the greatest of:

        a. Contract value; or

        b. Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

        c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal, and adjusted for any Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 82-85 on the Continuation date, the death benefit will be the greatest of:

        a. Contract value; or

        b. The lesser of:

               1. Contract value on the Continuation Date, plus Gross Purchase
                  Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

               2. 125% of the Contract Value.

If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older at the time of death, under the Purchase Payment Accumulation death benefit, the death benefit will be equal to the contract value.

2. MAXIMUM ANNIVERSARY VALUE OPTION

If the original owner of the contract elected the Maximum Anniversary Option and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

        a. Contract value; or

        b. Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

        c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawals reduced the contract value on the date of withdrawals, and adjusted for any Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:

        a. Contract value; or

        b. The lesser of:

               1. Contract value on the Continuation Date, plus Gross Purchase
                  Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

               2. 125% of the Contract Value.

If the Continuing Spouse is age 86 and older on the Continuation Date or age 90 or older at the time of death, under the Maximum Anniversary death benefit, their Beneficiary will receive only the contract value.

                                      TAXES

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of Qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.


WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

o  after attainment of age 59 1/2;

o  when paid to your beneficiary after you die;

o  after you become disabled (as defined in the IRC) ;

o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

o  dividends paid with respect to stock of a corporation described in IRC
   Section 404(k);

o for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

o payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs)

o for payment of health insurance if you are unemployed and meet certain requirements

o  distributions from IRAs for higher education expenses

o  distributions from IRAs for first home purchases

o amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section.

Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into a Beneficiary IRA. A Beneficiary IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Beneficiary IRA in a direct "trustee-to-trustee" transfer. Beneficiary IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another investment option under the same plan, or in the case of a 403(b) plan or program, to another contract or account of the same plan type or from a Qualified Plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. The Department of the Treasury published proposed 403(b) regulations on November 16, 2004. These Treasury regulations, when issued in final form, could affect or limit contractual rights, including but not limited to the right to transfer amounts to another provider.


PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-qualified annuity contract may be exchanged in a tax-free transaction for another Non-qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2007 is the lesser of 100% of includible compensation or $15,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2007 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2007 may not exceed the lesser of $45,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2007 is the lesser of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2007. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $83,000, your contribution may be fully deductible; if your income is between $83,000 and $93,000, your contribution may be partially deductible and if your income is $93,000 or more, your contribution may not be deductible. If you are single and your income is less than $52,000, your contribution may be fully deductible; if your income is between $93,000 and $103,000, your contribution may be partially deductible and if your income is $103,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2007 is the lesser of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2007. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $166,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $114,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversions into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                            DISTRIBUTION OF CONTRACTS

         The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts.


                              FINANCIAL STATEMENTS


The following financial statements of Variable Annuity Account Seven are incorporated by reference in this Statement of Additional Information to Post-Effective Amendment No. 27 under the Securities Act of 1933 and Amendment No. 29 under the Investment Company Act of 1940, File Nos. 333-65965 and 811-09003, filed on July 31, 2006, Accession No. 0000950148-06-000083:

        -  Report of Independent Registered Public Accounting Firm

        -  Statement of Assets and Liabilities as of April 30, 2006

        -  Schedule of Portfolio Investments as of April 30, 2006

        -  Statement of Operations for the year ended April 30, 2006

        - Statement of Changes in Net Assets for the years ended April 30, 2006 and 2005

        -  Notes to the Financial Statements

The following consolidated financial statements of AIG SunAmerica Life Assurance Company are included in this Statement of Additional Information:

        -  Report of Independent Registered Public Accounting Firm

        -  Consolidated Balance Sheet as of December 31, 2006 and 2005

        - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2006, 2005 and 2004

        - Consolidated Statement of Cash Flows for the years ended December 31, 2006, 2005 and 2004

        -  Notes to Consolidated Financial Statements

The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

PricewaterhouseCoopers, LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements referred to above are incorporated by reference or included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                              Page
                                                                            Number(s)
                                                                            ---------
Report of Independent Registered Public Accounting Firm                     --

Consolidated Balance Sheet - December 31, 2006 and 2005                     1 to 2

Consolidated Statement of Income and Comprehensive Income -
Years Ended December 31, 2006, 2005 and 2004                                3 to 4

Consolidated Statement of Cash Flows - Years Ended
December 31, 2006, 2005 and 2004                                            5 to 6

Notes to Consolidated Financial Statements                                  7 to 33

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2007

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                                  DECEMBER 31,

                                                                      2006               2005
                                                                   -----------        -----------
                                                                           (in thousands)
ASSETS

Investments and cash:
   Cash and short-term investments                                 $   167,722        $   190,066
   Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost:  2006, $3,946,612;
      2005, $4,822,874)                                              3,952,023          4,870,876
   Mortgage loans                                                      536,357            490,876
   Policy loans                                                        159,222            170,353
   Mutual funds                                                         29,633             24,380
   Common stocks available for sale, at fair value (cost:
      2006, $21,701; 2005, $25,015)                                     22,006             26,341
   Securities lending collateral, at fair value (which
      approximates cost)                                             2,110,459          1,278,694
   Other invested assets                                                47,045             65,310
                                                                   -----------        -----------

   Total investments and cash                                        7,024,467          7,116,896

Variable annuity assets held in separate accounts                   27,789,310         24,379,389
Accrued investment income                                               59,167             67,911
Deferred acquisition costs                                           1,456,680          1,378,018
Other deferred expenses                                                263,613            255,601
Income taxes currently receivable from Parent                               67              4,833
Goodwill                                                                14,056             14,056
Other assets                                                           108,852             73,562
                                                                   -----------        -----------

TOTAL ASSETS                                                       $36,716,212        $33,290,266
                                                                   ===========        ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)
                                  DECEMBER 31,

                                                                       2006               2005
                                                                    -----------        -----------
                                                                            (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity and fixed accounts of variable
     annuity contracts                                              $ 2,926,124        $ 3,548,441
   Reserves for universal life insurance contracts                    1,408,877          1,472,956
   Reserves for guaranteed investment contracts                          42,647            117,556
   Reserves for guaranteed benefits                                      75,234             65,895
   Securities lending payable                                         2,110,459          1,278,694
   Due to affiliates                                                     23,866             11,914
   Other liabilities                                                    233,948            245,046
                                                                    -----------        -----------

   Total reserves, payables and accrued liabilities                   6,821,155          6,740,502

Variable annuity liabilities related to separate accounts            27,789,310         24,379,389

Deferred income taxes                                                   345,376            316,578
                                                                    -----------        -----------

Total liabilities                                                    34,955,841         31,436,469
                                                                    -----------        -----------

Shareholder's equity:

  Common stock                                                            3,511              3,511
  Additional paid-in capital                                            761,664            761,259
  Retained earnings                                                     992,179          1,074,953
  Accumulated other comprehensive income                                  3,017             14,074
                                                                    -----------        -----------

  Total shareholder's equity                                          1,760,371          1,853,797
                                                                    -----------        -----------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                          $36,716,212        $33,290,266
                                                                    ===========        ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                        FOR THE YEARS ENDED DECEMBER 31,

                                                              2006           2005           2004
                                                            ---------      ---------      ---------
                                                                       (in thousands)
REVENUES

     Fee income:
         Variable annuity policy fees, net of
            reinsurance                                     $ 491,422      $ 429,037      $ 374,367
         Asset management fees                                 79,385         82,128         84,343
         Universal life insurance policy fees, net of
            reinsurance                                        29,539         33,244         33,899
         Surrender charges                                     26,416         26,900         26,219
         Other fees                                            16,478         15,510         15,753
                                                            ---------      ---------      ---------
     Total fee income                                         643,240        586,819        534,581

     Investment income                                        326,671        344,691        362,607
     Net realized investment gain (loss)                        3,928          8,925        (22,820)
                                                            ---------      ---------      ---------

Total revenues                                                973,839        940,435        874,368
                                                            ---------      ---------      ---------

BENEFITS AND EXPENSES
     Interest expense:
        Fixed annuity and fixed accounts of variable
         annuity contracts                                    108,268        124,575        140,889
        Universal life insurance contracts                     66,361         70,290         73,745
        Guaranteed investment contracts                         4,607          6,608          6,034
        Subordinated notes payable to affiliates                   --             --          2,081
                                                            ---------      ---------      ---------
     Total interest expense                                   179,236        201,473        222,749
     Amortization of bonus interest                            22,526         18,069         10,357
     Amortization of deferred acquisition costs and
       other deferred expenses                                218,795        218,029        157,650
     Claims on universal life insurance contracts, net
       of reinsurance recoveries                               17,897         18,412         17,420
     Guaranteed benefits, net of
       reinsurance recoveries                                  42,685         24,967         58,756
     General and administrative expenses                      149,450        131,310        131,612
     Annual commissions                                        89,798         75,534         64,323
                                                            ---------      ---------      ---------

Total benefits and expenses                                   720,387        687,794        662,867
                                                            ---------      ---------      ---------

PRETAX INCOME                                                 253,452        252,641        211,501

Income tax expense                                             56,226         70,738          6,410
                                                            ---------      ---------      ---------

INCOME BEFORE CUMULATIVE EFFECT OF
     ACCOUNTING CHANGE                                        197,226        181,903        205,091

Cumulative effect of accounting change, net of tax                 --             --        (62,589)
                                                            ---------      ---------      ---------

NET INCOME                                                  $ 197,226      $ 181,903      $ 142,502
                                                            ---------      ---------      ---------


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                           2006            2005            2004
                                                         ---------       ---------       ---------
                                                                      (in thousands)
OTHER COMPREHENSIVE LOSS, NET OF TAX:

Unrealized depreciation of investments - net of
   reclassification and related
   amortization of deferred acquisition
   costs and other deferred expenses                     $ (18,992)      $ (77,495)      $ (20,487)

Reclassification adjustment for net realized (gain)
   loss included in net income                                (567)        (10,436)         19,263

Foreign currency translation adjustments                     2,546          (2,071)          1,170

Deferred income tax benefit on above changes                 5,956          31,502              19
                                                         ---------       ---------       ---------
OTHER COMPREHENSIVE LOSS                                   (11,057)        (58,500)            (35)
                                                         ---------       ---------       ---------
COMPREHENSIVE INCOME                                     $ 186,169       $ 123,403       $ 142,467
                                                         =========       =========       =========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           2006              2005              2004
                                                                        -----------       -----------       -----------
                                                                                        (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                              $   197,226       $   181,903       $   142,502
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Cumulative effect of accounting change, net of tax                             --                --            62,589
  Interest credited to:
    Fixed annuity and fixed accounts of variable annuity contracts          108,268           124,575           140,889
    Universal life insurance contracts                                       66,361            70,290            73,745
    Guaranteed investment contracts                                           4,607             6,608             6,034
  Net realized investment (gain) loss                                        (3,928)           (8,925)           22,820
  Amortization of net premium/(accretion of net discount) on
   Investments                                                               (1,790)           12,399              (705)
  Amortization of deferred acquisition costs and other expenses             241,321           236,098           168,007
  Acquisition costs deferred                                               (245,028)         (202,790)         (246,033)
  Other expenses deferred                                                   (27,996)          (22,619)          (46,799)
  Provision for deferred income taxes                                        34,754            90,547            49,337
  Change in:
    Accrued investment income                                                 8,744             5,858               878
    Income taxes currently receivable from Parent                             4,766             5,112             5,510
    Other assets                                                             (4,867)           (4,842)            6,035
    Due from/to affiliates                                                   11,952            (9,741)            2,366
    Other liabilities                                                        26,450             2,292             7,132
  Other, net                                                                (15,639)          (13,556)          (12,836)
                                                                        -----------       -----------       -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                   405,201           473,209           381,471

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred stocks                             (595,892)       (2,368,070)       (1,232,311)
  Mortgage loans                                                           (209,311)         (112,327)          (31,502)
  Other investments, excluding short-term investments                       (14,715)          (48,499)          (33,235)
Sales of:
  Bonds, notes and redeemable preferred stocks                              668,845         1,674,197           651,301
  Other investments, excluding short-term investments                         4,378            56,295            22,283
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks                              800,127           826,462           898,682
  Mortgage loans                                                            164,203           246,470           125,475
  Other investments, excluding short-term investments                        11,230            15,903            10,915
Change in securities lending collateral                                    (831,765)         (394,902)         (369,647)
                                                                        -----------       -----------       -----------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                     $    (2,900)      $  (104,471)      $    41,961

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            2006               2005             2004
                                                                         -----------       -----------       -----------
                                                                                         (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity and fixed accounts of variable annuity contracts         $ 1,588,153       $ 1,351,964       $ 1,360,319
  Universal life insurance contracts                                          38,774            41,611            45,183
Net exchanges from the fixed accounts of variable annuity contracts       (1,598,673)       (1,171,713)       (1,332,240)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable annuity contracts            (688,604)         (611,301)         (458,052)
  Universal life insurance contracts                                         (52,833)          (57,465)          (69,185)
  Guaranteed investment contracts                                            (79,413)         (104,411)           (8,614)
Claims and annuity payments, net of reinsurance, on:
  Fixed annuity and fixed accounts of variable annuity contracts             (86,143)          (99,903)         (108,691)
  Universal life insurance contracts                                         (97,671)          (98,473)         (105,489)
Net receipts from (repayments of) other short-term financings                     --                --           (41,060)
Net payment related to a modified coinsurance transaction                         --                --            (4,738)
Change in securities lending payable                                         831,765           394,902           369,647
Dividend paid to Parent                                                     (280,000)          (25,000)           (2,500)
                                                                         -----------       -----------       -----------
NET CASH USED IN FINANCING ACTIVITIES                                       (424,645)         (379,789)         (355,420)
                                                                         -----------       -----------       -----------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
  INVESTMENTS                                                                (22,344)          (11,051)           68,012

CASH AND SHORT-TERM INVESTMENTS
  AT BEGINNING OF PERIOD                                                     190,066           201,117           133,105
                                                                         -----------       -----------       -----------
CASH AND SHORT-TERM INVESTMENTS
  AT END OF PERIOD                                                       $   167,722       $   190,066       $   201,117
                                                                         ===========       ===========       ===========

SUPPLEMENTAL CASH FLOW INFORMATION:

Interest paid on indebtedness                                            $        --       $        --       $     2,081
                                                                         ===========       ===========       ===========

Income taxes received from (paid to) Parent                              $   (16,706)      $    24,923       $   (47,749)
                                                                         ===========       ===========       ===========
Non-cash activity - bonus interest expense deferred and credited to
   reserve for annuity contracts                                         $    28,471       $    22,338       $    16,107
                                                                         ===========       ===========       ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2006, 2005 AND 2004

1.   BASIS OF PRESENTATION

     AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance, life insurance and retirement services, financial services and asset management.

     The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Company owns 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS").

     SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

     Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 28%, 32% and 25% of deposits in the years ended December 31, 2006, 2005 and 2004, respectively. No other independent selling organization was responsible for 10% or more of deposits for any such period. One independent selling organization in the asset management operations represented 16%, 12% and 16% of deposits in the years ended December 31, 2006, 2005 and 2004, respectively. No other independent selling organization was responsible for 10% or more of deposits for any such period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     Bonds, notes and redeemable preferred stocks available for sale and common stocks available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, other deferred expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

     Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value. Real estate is carried at the lower of cost or net realizable value.

     Securities lending collateral consists of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement was $2,041,026,000 and $1,249,900,000 as of December 31, 2006 and 2005, respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income. At December 31, 2006, approximately $50,988,000 of such collateral was invested in AIG affiliated entities.

     Other invested assets consist principally of investments in derivative financial instruments purchased to partially offset the risk of guaranteed minimum account value ("GMAV") benefits and guaranteed minimum withdrawal benefits ("GMWB") (see Note 7) and a limited partnership. The derivative financial instruments are marked to market and changes in market value are recorded through net realized investment gain (loss) included in the consolidated statement of income and comprehensive income. The limited partnership investment in which the Company holds five percent or greater interest is carried at the Company's share of the net asset value of the partnership. The change in such net asset value, accounted for under the equity method, is recorded in earnings through investment income.

     Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairment writedowns totaled $12,205,000, $10,288,000 and $21,050,000 in 2006, 2005 and 2004,
      respectively.

      DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and derivative financial instruments entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

      The Company recognizes all derivatives in the consolidated balance sheet at fair value. Gains and losses in the fair value of derivatives are recognized in net realized investment gain (loss) in the consolidated statement of income and comprehensive income.

      The Company issues certain variable annuity products that offer optional GMAV and GMWB living benefits. Under Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("FAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other assets in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded in net realized investment gain (loss) in the consolidated statement of income and comprehensive income.

      DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

      DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance was 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gain or loss on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.

      OTHER DEFERRED EXPENSES: The annuity operations currently offer enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.

      GOODWILL: Goodwill amounted to $14,056,000 (net of accumulated amortization of $18,838,000) at December 31, 2006 and 2005. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2006 and 2005, and has determined that no impairment provision is necessary.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GUARANTEED INVESTMENT
      CONTRACTS: Reserves for fixed annuity, Fixed Options, universal life insurance and guaranteed investment contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on these products are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.

      RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit ("EEB") and guaranteed minimum income benefits ("GMIB") are accounted for in accordance with Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

      FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

      INCOME TAXES: Prior to 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENT ACCOUNTING STANDARDS:

      ACCOUNTING CHANGES: FASB staff pronouncement ("FSP") FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," ("FSP FAS 115-1") replaces the measurement and recognition guidance set forth in Emerging Issue Task Force ("EITF") Issue No. 03-1 and codifies certain existing guidance on impairment and accretion of income in periods subsequent to an other-than-temporary impairment, where appropriate. The Company's adoption of FSP FAS 115-1 on January 1, 2006 did not have a material effect on the Company's consolidated financial condition or results of operations.

      On June 29, 2005, the Financial Accounting Standards Board ("FASB") issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives:
      Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option." This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FAS
      133. The effective date of the implementation guidance was January 1, 2006. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor." The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance was January 1, 2006. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

      FUTURE APPLICATION OF ACCOUNTING STANDARDS: In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement No.
      97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of SOP 05-1 is January 1, 2007. Based on current practices, the Company does not expect the implementation of SOP 05-1 to have a material effect on its consolidated financial position or results of operations.

      On February 16, 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments" (FAS 155), an amendment of FAS 140 and FAS
      133. FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FSA 133. The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. FAS 155 is effective for all financial instruments acquired, issued, or subject to a remeasurement (new basis) event occurring after the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company does not expect the implementation of FAS 155 to have a material effect on its consolidated financial position or results of operations.

      In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The effective date of this implementation guidance is January 1, 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company does not expect the implementation of FIN 48 to have a material effect on its consolidated financial condition or consolidated results of operations.

      In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in earnings in the current period. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance, which depends on the nature and extent of items elected to be measured at fair value, upon initial application of the standard on January 1, 2008.

3.    INVESTMENTS

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                    Amortized         Estimated
                                                      Cost            Fair Value
                                                   ----------         ----------
                                                          (in thousands)
AT DECEMBER 31, 2006:

U.S. government securities                         $   32,703         $   32,980
Mortgage-backed securities                            937,508            941,010
Securities of public utilities                        248,440            248,667
Corporate bonds and notes                           2,289,158          2,293,370
Other debt securities                                 438,803            435,996
                                                   ----------         ----------

  Total                                            $3,946,612         $3,952,023
                                                   ==========         ==========

                                                    Amortized         Estimated
                                                      Cost            Fair Value
                                                   ----------         ----------
                                                          (in thousands)
AT DECEMBER 31, 2005:

U.S. government securities                         $   32,340         $   33,337
Mortgage-backed securities                          1,049,241          1,058,516
Securities of public utilities                        275,482            277,763
Corporate bonds and notes                           2,786,283          2,817,720
Other debt securities                                 679,528            683,540
                                                   ----------         ----------

  Total                                            $4,822,874         $4,870,876
                                                   ==========         ==========

      At December 31, 2006, bonds, notes and redeemable preferred stocks included $131,159,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 32%, 28% and 14% concentrated in cyclical consumer product, utilities and noncyclical consumer product industries, respectively. No other industry concentration constituted more than 10% of these assets.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      At December 31, 2006, mortgage loans were collateralized by properties located in 22 states, with loans totaling approximately 34% of the aggregate carrying value of the portfolio secured by properties located in California. No more than 10% of the portfolio was secured by properties in any other single state.

      At December 31, 2006, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $50,000 of bonds.

      As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

      The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets to fixed-rate instruments.

      At December 31, 2006, $9,709,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

      Included in the bonds, notes and redeemable preferred stock at December 31, 2006 is a bond carried at fair value of $22,484,000 that is issued by an affiliate.

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2006, follow:

                                                    Amortized         Estimated
                                                      Cost            Fair Value
                                                   ----------         ----------
                                                          (in thousands)
Due in one year or less                            $  321,883         $  320,236
Due after one year through five years               1,381,298          1,377,962
Due after five years through ten years                960,588            963,421
Due after ten years                                   345,335            349,394
Mortgage-backed securities                            937,508            941,010
                                                   ----------         ----------

  Total                                            $3,946,612         $3,952,023
                                                   ==========         ==========

      Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                      Gross              Gross
                                                   Unrealized         Unrealized
                                                      Gains             Losses
                                                   -----------        -----------
                                                           (in thousands)
AT DECEMBER 31, 2006:

U.S. government securities                         $       483         $   (206)
Mortgage-backed securities                               7,783           (4,281)
Securities of public utilities                           2,613           (2,386)
Corporate bonds and notes                               30,444          (27,877)
Other debt securities                                    4,537           (7,344)
                                                   -----------         --------

  Total                                            $    45,860         $(42,094)
                                                   ===========         ========

                                                      Gross              Gross
                                                   Unrealized         Unrealized
                                                      Gains             Losses
                                                   -----------        -----------
                                                           (in thousands)
AT DECEMBER 31, 2005:

U.S. government securities                         $       997         $     --
Mortgage-backed securities                              15,534           (6,259)
Securities of public utilities                           4,449           (2,168)
Corporate bonds and notes                               59,243          (26,905)
Other debt securities                                   12,697           (8,685)
                                                   -----------         --------

  Total                                            $    92,920         $(44,017)
                                                   ===========         ========

      Gross unrealized gains on equity securities were $305,000 and $1,326,000 at December 31, 2006 and 2005, respectively. There were no unrealized losses on equity securities at December 31, 2006 and 2005.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2006 and 2005 (dollars in thousands).

                                       Less than 12 Months              12 Months or More                      Total
                                 -----------------------------  ------------------------------  --------------------------------
                                             Unrealized                      Unrealized                      Unrealized
December 31, 2006                Fair Value     Loss     Items  Fair Value      Loss     Items  Fair Value      Loss      Items
                                 -----------------------------  ------------------------------  --------------------------------
U.S. Government                  $   18,077   $   (206)      2  $        --  $      --      --  $    18,077   $    (206)       2
Mortgage-backed securities          183,835     (1,114)     18      218,826     (3,167)     60      402,661      (4,281)      78
Securities of public utilities       37,825       (133)      6       97,536     (2,253)     22      135,361      (2,386)      28
Corporate bonds and notes           342,311     (2,732)     42    1,007,523    (25,145)    166    1,349,834     (27,877)     208
Other debt securities                99,877       (938)     19      145,914     (6,406)     32      245,791      (7,344)      51
                                 -----------------------------  ------------------------------  --------------------------------
Total                            $  681,925   $ (5,123)     87  $ 1,469,799  $ (36,971)    280  $ 2,151,724   $ (42,094)     367
                                 =============================  ==============================  ================================

                                        Less than 12 Months             12 Months or More                       Total
                                 -----------------------------  ------------------------------  ---------------------------------
                                             Unrealized                      Unrealized                      Unrealized
December 31, 2005                Fair Value     Loss     Items  Fair Value      Loss     Items   Fair Value     Loss        Items
                                 -----------------------------  ------------------------------  ---------------------------------
Mortgage-backed securities       $  400,513  $  (4,275)     85  $  57,067    $ (1,984)      13  $   457,580   $ (6,259)        98
Securities of public utilities       83,797     (1,538)     19     18,485        (630)       6      102,282     (2,168)        25
Corporate bonds and notes         1,156,959    (18,235)    189    233,052      (8,670)      49    1,390,011    (26,905)       238
Other debt securities               181,348     (3,540)     31    124,346      (5,145)      23      305,694     (8,685)        54
                                 -----------------------------  ------------------------------  ---------------------------------
 Total                           $1,822,617  $ (27,588)    324  $ 432,950    $ (16,429)     91  $ 2,255,567   $(44,017)       415
                                 =============================  ==============================  =================================

The net realized investment gain (loss) includes the following:

                                                                  Years ended December 31,
                                                  ----------------------------------------------------
                                                       2006              2005               2004
                                                  --------------   ---------------    ----------------
                                                                    (in thousands)
Bonds, notes and redeemable preferred stock       $       1,685    $    (19,770)      $        (20,613)
Common stock                                             (1,124)             51                   (242)
Other gains (losses)                                      3,367          28,644                 (1,965)
                                                  -------------    ------------       ----------------
Net realized investment gain (loss)               $       3,928    $      8,925       $        (22,820)
                                                  =============    ============       ================

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      Realized investment gains and losses on sales of bonds, notes and redeemable preferred stock and equity securities are as follows:

                                                                              Years ended December 31,
                                                  -------------------------------------------------------------------------------
                                                           2006                      2005                          2004
                                                  --------------------   ---------------------------  ---------------------------
                                                                                   (in thousands)
BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
    Realized gains                                $    17,049            $                 11,526     $        12,240
    Realized losses                                    (6,659)                            (23,927)            (12,623)

COMMON STOCKS:
    Realized gains                                $     2,376            $                     51     $             5
    Realized losses                                        --                                  --                (247)


      The sources and related amounts of investment income are as follows:

                                                                              Years ended December 31,
                                                  -----------------------------------------------------------------------------
                                                          2006                      2005                         2004
                                                  --------------------   ---------------------------  -------------------------
                                                                                   (in thousands)
Short-term investments                            $       13,926         $             7,740          $             2,483
Bonds, notes and redeemable preferred stocks             257,509                     264,284                      293,258
Mortgage loans                                            41,915                      48,633                       50,825
Partnerships                                               1,155                      10,393                          417
Policy loans                                              13,288                      13,869                       17,130
Other invested assets                                      1,062                       1,780                          960
Less: investment expenses                                 (2,184)                     (2,008)                      (2,466)
                                                  --------------         -------------------          -------------------

Total investment income                           $      326,671         $           344,691          $           362,607
                                                  ==============         ===================          ===================

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

      MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

      OTHER INVESTED ASSETS: Other invested assets include derivative financial instruments and partnerships. The fair value of the derivative financial instruments is based principally on broker quotes. Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

      RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
      CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

      OTHER ASSETS: Included in other assets are the embedded derivatives relating to GMAV and GMWB. Fair value for these embedded derivatives is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations of contract holder behavior.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

     The estimated fair values of the Company's financial instruments at December 31, 2006 and 2005 compared with their respective carrying values are as follows:

                                                                      Carrying           Fair
                                                                       Value            Value
                                                                    ------------     ------------
                                                                             (in thousands)
DECEMBER 31, 2006:

ASSETS:
      Cash and short-term investments                               $    167,722     $    167,722
      Bonds, notes and redeemable preferred stocks                     3,952,023        3,952,023
      Mortgage loans                                                     536,357          544,519
      Policy loans                                                       159,222          159,222
      Mutual funds                                                        29,633           29,633
      Common stocks                                                       22,006           22,006
      Securities lending collateral                                    2,110,459        2,110,459
      Other invested assets                                               47,045           47,045
      Other assets                                                        46,430           46,430

LIABILITIES:
      Reserves for fixed annuity and fixed accounts of variable
          annuity contracts                                         $  2,926,124     $  2,878,992
      Reserves for guaranteed investment contracts                        42,647           42,729
      Securities lending payable                                       2,110,459        2,110,459

                                                                      Carrying           Fair
                                                                       Value            Value
                                                                    ------------     ------------
                                                                             (in thousands)
DECEMBER 31, 2005:

ASSETS:
      Cash and short-term investments                               $    190,066     $    190,066
      Bonds, notes and redeemable preferred stocks                     4,870,876        4,870,876
      Mortgage loans                                                     490,876          508,485
      Policy loans                                                       170,353          170,353
      Mutual funds                                                        24,380           24,380
      Common stocks                                                       26,341           26,341
      Securities lending collateral                                    1,278,694        1,278,694
      Other invested assets                                               65,310           65,310
      Other assets                                                        14,759           14,759

LIABILITIES:
      Reserves for fixed annuity and fixed accounts of variable
          annuity contracts                                         $  3,548,441     $  3,477,797
      Reserves for guaranteed investment contracts                       117,556          117,646
      Securities lending payable                                       1,278,694        1,278,694

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.   DEFERRED ACQUISITION COSTS

     The following table summarizes the activity in deferred acquisition costs:

                                                  Years Ended December 31,
                                                  ------------------------
                                                    2006            2005
                                                 -----------    -----------
                                                       (in thousands)
Balance at beginning of year                     $ 1,378,018    $ 1,349,089
Acquisition costs deferred                           245,028        202,790
Effect of net unrealized loss on securities           23,908         13,570
Amortization charged to income                      (190,274)      (187,431)
                                                 -----------    -----------

Balance at end of year                           $ 1,456,680    $ 1,378,018
                                                 ===========    ===========

6.   OTHER DEFERRED EXPENSES

     The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                  Bonus       Distribution
                                                 Payments         Costs          Total
                                                ---------     ------------    ---------
                                                            (in thousands)
YEAR ENDED DECEMBER 31, 2006

Balance at beginning of year                    $ 194,603      $  60,998      $ 255,601
Expenses deferred                                  41,728         14,739         56,467
Effect of net unrealized loss on securities         2,592             --          2,592
Amortization charged in income                    (22,526)       (28,521)       (51,047)
                                                ---------      ---------      ---------

Balance at end of year                          $ 216,397      $  47,216      $ 263,613
                                                =========      =========      =========

YEAR ENDED DECEMBER 31, 2005

Balance at beginning of year                    $ 182,103      $  75,678      $ 257,781
Expenses deferred                                  29,039         15,918         44,957
Effect of net unrealized loss on securities         1,530             --          1,530
Amortization charged in income                    (18,069)       (30,598)       (48,667)
                                                ---------      ---------      ---------

Balance at end of year                          $ 194,603      $  60,998      $ 255,601
                                                =========      =========      =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS

     The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as guaranteed minimum death benefits ("GMDB"), guaranteed minimum account value ("GMAV"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum income benefit ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

     The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees (GMDB, GMIB and EEB) are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

     The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

     EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

     GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options and futures on the S&P 500 index to partially offset this risk.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base.

     Details concerning the Company's guaranteed benefit exposures as are as follows:

                                                                                                      Highest
                                                                                                     Specified
                                                                                                    Anniversary
                                                                                                   Account Value
                                                                             Return of Net             Minus
                                                                            Deposits Plus a         Withdrawals
                                                                                Minimum                Post
                                                                                Return              Anniversary
                                                                            ---------------        ------------
                                                                                    (dollars in millions)
AT DECEMBER 31, 2006

In the event of death (GMDB and EEB):
       Net account value                                                      $   10,579             $ 11,357
       Net amount at risk (a)                                                 $      598             $    541
       Average attained age of contract holders                                       67                   65
       Range of guaranteed minimum return rates                                     0%-5%                   0%

At annuitization (GMIB):
       Net account value                                                      $    2,718
       Net amount at risk (b)                                                 $       21
       Weighted average period remaining until earliest annuitization                2.8
       Range of guaranteed minimum return rates                                   0%-6.5%

Accumulation at specified date (GMAV):
       Account value                                                          $    2,191
       Net amount at risk (c)                                                         --
       Weighted average period remaining until guaranteed  payment                   7.5

Annual withdrawals at specified date (GMWB):
       Account value                                                          $    3,323
       Net amount at risk (d)                                                 $        2
       Weighted average period remaining until guaranteed  payment                  19.2

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. GUARANTEED BENEFITS (Continued)

                                                                                                      Highest
                                                                                                     Specified
                                                                                                    Anniversary
                                                                                                   Account Value
                                                                             Return of Net             Minus
                                                                            Deposits Plus a         Withdrawals
                                                                                Minimum                Post
                                                                                Return              Anniversary
                                                                            ---------------        ------------
                                                                                    (dollars in millions)
AT DECEMBER 31, 2005

In the event of death (GMDB and EEB):
       Net account value                                                      $    9,968            $    9,166
       Net amount at risk (a)                                                 $      782            $      826
       Average attained age of contract holders                                       67                    64
       Range of guaranteed minimum return rates                                   0%-5.0%                    0%

At annuitization (GMIB):
       Net account value                                                      $    2,164
       Net amount at risk (b)                                                 $        3
       Weighted average period remaining until earliest annuitization                3.2
       Range of guaranteed minimum return rates                                   0%-6.5%

Accumulation at specified date (GMAV):
       Account value                                                          $    1,932
       Net amount at risk (c)                                                         --
       Weighted average period remaining until guaranteed  payment                   8.3

Annual withdrawals at specified date (GMWB):
       Account value                                                          $    1,026
       Net amount at risk (d)                                                         --
       Weighted average period remaining until expected payout                      15.9

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders annuitized at the same balance sheet date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $71.1 and $91.5 million as of December 31, 2006 and 2005, respectively and is payable no sooner than 10 years from the end of the waiting period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

                                                                Years Ended December 31,
                                                                ------------------------
                                                                   2006           2005
                                                                ----------    ----------
                                                                      (in thousands)
Balance at the beginning of the year, before reinsurance        $   97,472    $   76,949
Guaranteed benefits incurred                                        45,976        26,244
Guaranteed benefits paid                                           (33,346)       (5,721)
                                                                ----------    ----------

Balance at the end of the year, before reinsurance                 110,102        97,472
Less reinsurance                                                   (34,868)      (31,577)
                                                                ----------    ----------

Balance at the end of the year, net of reinsurance              $   75,234    $   65,895
                                                                ==========    ==========

     The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2006 and 2005:

          - Data used was 5,000 stochastically generated investment performance scenarios.

          -    Mean investment performance assumption was 10%.

          -    Volatility assumption was 16%.

          -    Mortality was assumed to be 64% of the 75-80 ALB table.

          - Lapse rates vary by contract type and duration and range from 0% to 40%.

          -    The discount rate was approximately 8%.

8.   REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

     Variable policy fees are net of reinsurance premiums of $27,210,000, $28,108,000 and $28,604,000 in 2006, 2005 and 2004, respectively. Universal life insurance fees are net of reinsurance premiums of $35,182,000, $33,408,000 and $34,311,000 in 2006, 2005 and 2004, respectively.

     The Company has a reinsurance treaty that limits the Company's universal life risk on any one insured life to $100,000. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $27,506,000, $32,422,000 and $34,163,000 in 2006, 2005 and
     2004, respectively. Guaranteed benefits paid were reduced by reinsurance recoveries of $3,291,000, $1,277,000 and $2,716,000 in 2006, 2005 and 2004,
     respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.   COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has four agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2006 is $108,562,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share $39,377,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Three of these commitments are scheduled to expire in 2007. The Company's commitments under the fourth agreement with respect to senior securities are scheduled to expire on October 1, 2009, and those with respect to subordinated securities are scheduled to expire on October 1, 2022. These commitments may be extended beyond their stated maturities. Management does not anticipate any material future losses with respect to these commitments.

     Like many other companies, including financial institutions and brokers, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities and Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt issuances. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

     Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquires involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

     In February 2006, AIG reached a resolution of claims and matters under investigation with the DOJ, the SEC, the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts, and its registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, obtained temporary permission from the SEC to continue to perform their respective investment advisory and distribution services. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

     Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.   COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

     At December 31, 2006, SAAMCo has lease commitments, under joint and several obligations with affiliates, for long-term, non-cancelable, operating leases expiring on various dates through 2011 and thereafter are as follows:

2007            $ 3,082,000
2008              2,833,000
2009              2,959,000
2010              2,959,000
2011              2,959,000
Thereafter       20,139,000
                -----------
                $34,931,000
                ===========

     Rent expense was $3,122,000, $3,456,000 and $3,358,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY

     The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2006 and 2005, 3,511 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                                                           Years ended December 31,
                                                            --------------------------------------------------
                                                               2006                2005              2004
                                                            ------------       ------------       ------------
                                                                              (in thousands)

ADDITIONAL PAID-IN CAPITAL:
  Beginning balances                                        $    761,259       $    758,346       $    709,246
  Capital contributions by Parent                                    405              2,913             49,100
                                                            ------------       ------------       ------------

  Ending balances                                           $    761,664       $    761,259       $    758,346
                                                            ============       ============       ============

RETAINED EARNINGS:
  Beginning balances                                        $  1,074,953       $    919,612       $    828,423
  Net income                                                     197,226            181,903            142,502
  Dividends paid to Parent                                      (280,000)           (25,000)            (2,500)
  Adjustment for SICO compensation (See Note 12)                      --             (1,562)                --
  Adjustment for tax benefit of distributed subsidiary                --                 --                287
  Tax effect on a distribution of investment                          --                 --            (49,100)
                                                            ------------       ------------       ------------

  Ending balances                                           $    992,179       $  1,074,953       $    919,612
                                                            ============       ============       ============
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Beginning balances                                       $     14,074       $     72,575       $     72,610
   Unrealized depreciation of investments, net of
     reclassification adjustments                                (46,059)          (103,031)            (1,524)
   Translation adjustment                                          2,546             (2,071)             1,170
   Effect on deferred acquisition costs and other
     deferred expenses                                            26,500             15,100                300
   Income tax benefit                                              5,956             31,501                 19
                                                            ------------       ------------       ------------

   Ending balances                                          $      3,017       $     14,074       $     72,575
                                                            ============       ============       ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY (Continued)

     Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                  December 31,     December 31,
                                                      2006            2005
                                                  ------------     ------------
                                                         (in thousands)

Gross unrealized gains                             $   46,190       $   94,246
Gross unrealized losses                               (42,094)         (44,093)
Unrealized gain (loss) on foreign currency              1,645             (901)
Adjustment to DAC and other deferred expenses          (1,100)         (27,600)
Deferred income taxes                                  (1,624)          (7,578)
                                                   ----------       ----------
Accumulated other comprehensive income             $    3,017       $   14,074
                                                   ==========       ==========

     Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholder in the year 2007 without obtaining prior approval is $78,534,000.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $147,384,000, $171,505,000 and $99,288,000 for the years ended December 31, 2006, 2005 and 2004, respectively. The Company's statutory capital and surplus totaled $788,854,000 and $950,636,000 at December 31, 2006 and 2005, respectively.

11.  INCOME TAXES

     The components of the provisions for income taxes on pretax income consist of the following:

                                     Years ended December 31,
                               -------------------------------------
                                 2006         2005            2004
                               --------      --------       --------
                                         (in thousands)
Current expense (benefit)      $ 21,472      $(19,809)      $(42,927)
Deferred expense                 34,754        90,547         49,337
                               --------      --------       --------

Total income tax expense       $ 56,226      $ 70,738       $  6,410
                               ========      ========       ========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

     The U.S. Federal income tax rate is 35% for 2006, 2005 and 2004. Actual tax expense on income differs from the "expected" amount computed by applying the Federal income tax rate because of the following:

                                                             Years ended December 31,
                                                       --------------------------------------
                                                         2006           2005           2004
                                                       --------       --------       --------
                                                                   (in thousands)

Amount computed at statutory rate                      $ 88,708       $ 88,424       $ 74,025
Increases (decreases) resulting from:
   State income taxes, net of federal tax benefit         2,064          1,094          4,020
   Dividends received deduction                         (35,016)       (19,091)       (19,058)
   Tax credits                                           (4,064)        (1,233)        (4,000)
   Adjustment to prior year tax liability (a)            (2,068)            --        (39,730)
   Other, net                                             6,602          1,544         (8,847)
                                                       --------       --------       --------

  Total income tax expense                             $ 56,226       $ 70,738       $  6,410
                                                       ========       ========       ========

(a) In 2004 and 2006, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

     Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

     At December 31, 2006, the Company had net operating carryforwards and capital loss carryforwards for Federal income tax purposes of $15,500,000 and $47,900,000, respectively. Such carryforwards expire in 2023 and 2007, respectively. In addition, at December 31, 2006, SACS had a New Jersey net operating loss carryforward of $96,200,000. This carryforward begins to expire in 2009.

     The Company has concluded that is more likely than not that the New Jersey net operating loss carryforward will not be fully realized. Accordingly, at December 31, 2006, the Company has a valuation allowance of $3,475,000 related to this net operating loss carryforward.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

                                                                         December 31,    December 31,
                                                                            2006            2005
                                                                         ------------    ------------
                                                                               (in thousands)
DEFERRED TAX LIABILITIES:

Deferred acquisition costs and other deferred expenses                    $ 535,600       $ 514,893
State income taxes                                                               --           4,003
Net unrealized gain on debt and equity securities available for sale          1,624           7,578
Partnership income/loss                                                       6,376           7,331
Other liabilities                                                                --             465
                                                                          ---------       ---------
   Total deferred tax liabilities                                           543,600         534,270
                                                                          ---------       ---------

DEFERRED TAX ASSETS:

Investments                                                                 (21,579)        (16,802)
Contract holder reserves                                                   (123,361)       (151,424)
Guaranty fund assessments                                                    (3,309)         (3,313)
Reserve for guaranteed benefits                                             (26,332)        (23,063)
Net operating loss carryforward                                              (5,425)         (5,425)
Capital loss carryforward - Federal                                         (16,770)        (16,770)
State income taxes and net operating loss                                    (4,549)             --
Other assets                                                                   (374)           (895)
                                                                          ---------       ---------
   Total deferred tax assets                                               (201,699)       (217,692)
Valuation allowance                                                           3,475              --
                                                                          ---------       ---------

Deferred income taxes                                                     $ 345,376       $ 316,578
                                                                          =========       =========

     Other than the valuation allowance for the New Jersey net operating loss carryforward, the Company has concluded that the deferred tax asset will be fully realized and no additional valuation allowance is necessary.

12.  RELATED PARTY TRANSACTION

     Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of AIG, its subsidiaries and affiliates. The SICO Plans came into being in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company or its subsidiaries and affiliates by SICO and allocated to the Company, with an offsetting amount credited to additional paid-in capital reflecting amounts deemed contributed by SICO. The SICO Plans provide that shares currently owned by SICO may be set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the participants in the SICO Plans.

     As total compensation expense related to the SICO Plans for each prior year would not have been material to any such prior year, in the first quarter of 2005 the Company has recorded the total amount of compensation expense related to the SICO Plans that would have been recorded in all prior periods through December 31, 2004, as a reduction of retained earnings on the consolidated balance sheet of $1,562,000, with a corresponding increase to additional paid-in capital, and with no effect on total shareholder's equity, results of operations or cash flows. Compensation expense with respect to the SICO Plans aggregated $405,000 and $1,351,000 in 2006 and 2005, respectively, and is included in general and administrative expenses in the consolidated statement of income and comprehensive income with a corresponding increase to additional paid-in capital.

     On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000 from the Company. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000 from SAII. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On October 27, 2006, the Company amended an existing credit agreement, initially entered on November 1, 2002, under which the Company agreed to make loans to AIG in an aggregate amount of up to $230,000,000. This amended agreement will expire on October 26, 2007. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     In 2006, the Company paid commissions, including support fees to defray marketing and training costs, to seven affiliated companies: Royal Alliance Associates, Inc.; Advantage Capital Corporation; FSC Services Corporation; AIG Financial Advisors, Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities, Inc. Commissions paid to these broker-dealers totaled $51,643,000, $49,162,000 and $63,268,000 for the years ended December 31, 2006, 2005 and 2004, respectively. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 18%, 20% and 23% of deposits in 2006, 2005 and 2004, respectively. Of the Company's mutual fund sales, approximately 25%, 27% and 25% were distributed by these affiliated broker-dealers for the years ended December 31, 2006, 2005 and 2004, respectively.

     On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,983,000, $1,790,000 and $1,537,000 in 2006, 2005 and 2004, respectively, and are included in the Company's consolidated statement of income and comprehensive income. Additionally, a fee of $150,000 was paid under a different agreement in 2004.

     On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $13,122,000, $9,973,000 and $9,074,000 in 2006, 2005 and 2004, respectively, and are net of certain administrative costs incurred by VALIC of $3,749,000, $2,849,000 and $2,593,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.

     The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time are guaranteed ("the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of AIG. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public.

     On December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the guarantee by American Home was terminated. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

     Pursuant to a Service and Expense Agreement, AIG provides, or causes to be provided, administrative, marketing, investment management, accounting, occupancy and data processing services to the Company. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services were $170,589,000, $153,180,000 and $148,554,000 for the years ended December
     31, 2006, 2005 and 2004, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $81,987,000, $71,533,000 and $60,183,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

     In addition to the reimbursements noted above, AIG Annuity Insurance Company, an affiliate, is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were $462,000, $526,000 and $658,000 in 2006, 2005 and 2004, respectively.
     The Company believes these costs are less than the Company would have incurred to administer these policies internally.

     Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2,997,000, $3,326,000 and $3,712,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company incurred $2,490,000, $1,429,000 and $1,113,000 of management fees to an affiliate of the Company to administer its securities lending program in 2006, 2005 and 2004, respectively (see Note 2).

13. SUBSEQUENT EVENT

     In April of 2007, AIGRS made a capital contribution of a limited partnership investment with a market value of approximately $83 million.

                          PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements are included or incorporated by reference herein, as indicated below, to this Registration Statement:


The following financial statements of Variable Annuity Account Seven are incorporated by reference to Form N-4, Post-Effective Amendment No. 27 under the Securities Act of 1933 and Amendment No. 29 under the Investment Company Act of 1940, File Nos. 333-65965 and 811-09003, filed on July 31, 2006, Accession No.
0000950148-06-000083:



     -   Report of Independent Registered Public Accounting Firm



     -   Statement of Assets and Liabilities as of April 30, 2006



     -   Schedule of Portfolio Investments as of April 30, 2006



     -   Statement of Operations for the year ended April 30, 2006



     - Statement of Changes in Net Assets for the years ended April 30, 2006 and 2005



     -   Notes to the Financial Statements



The following consolidated financial statements of AIG SunAmerica Life Assurance Company are included herein:



     -   Report of Independent Registered Public Accounting Firm



     -   Consolidated Balance Sheet as of December 31, 2006 and 2005



     - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2006, 2005 and 2004



     - Consolidated Statement of Cash Flows for the years ended December 31, 2006, 2005 and 2004



     -   Notes to Consolidated Financial Statements


(b) Exhibits


(1)   Resolutions Establishing Separate Account........................  2
(2)   Custody Agreements...............................................  Not Applicable
(3)   (a)  Form of Distribution Contract...............................  1
      (b)  Form of Selling Agreement...................................  1
(4)   Variable Annuity Contract
      (a)  Annuity Contract............................................  9
      (b)  Return of Purchase Payment Death Benefit Endorsement........  9
      (c)  Purchase Payment Accumulation Death Benefit Endorsement.....  9
      (d)  Maximum Anniversary Value Death Benefit Endorsement.........  9
      (e)  Rights of Accumulation Endorsement..........................  9
      (f)  Letter of Intent Endorsement................................  9
      (g)  Guaranteed Minimum Withdrawal Benefit Endorsement...........  9
      (h)  Optional Enhanced Death Benefit Endorsement (EstatePlus)....  10
(5)   Application for Contract.........................................  1
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation of Depositor
           dated December 19, 2001.....................................  5
      (b)  Articles of Amendment to the Amended and Restated Articles
           of Incorporation Dated September 30, 2002...................  7
      (c)  Amended and Restated By-Laws of Depositor dated December 19,
           2001........................................................  5
(7)   Reinsurance Contract.............................................  Not Applicable
(8)   Material Contracts...............................................  1
      (a)  Form of Anchor Series Trust Fund Participation Agreement....  1
      (b)  Form of SunAmerica Series Trust Fund Participation
           Agreement...................................................  1
      (c)  Form of American Funds Form of Fund Participation
           Agreement...................................................  3
      (d)  Form of Lord Abbett Form of Fund Participation Agreement....  6
      (e)  Form of Van Kampen Form of Fund Participation Agreement.....  4
(9)   (a)  Opinion of Counsel and Consent of Depositor.................  11
(10)  Consent of Independent Registered Public Accounting Firm.........  Filed Herewith

(11)       Financial Statements Omitted from Item 23.............................................................................
(12)       Initial Capitalization Agreement......................................................................................
(13)       Other
           (a)        Diagram and Listing of All Persons Directly or Indirectly Controlled By or Under Common Control with AIG
                      SunAmerica Life Assurance Company, the Depositor of Registrant.............................................
           (b)        Power of Attorney -- AIG SunAmerica Life Assurance Company Directors.......................................
           (c)        Support Agreement of American International Group, Inc.....................................................

(11)       Not Applicable
(12)       Not Applicable
(13)
           Filed Herewith
           Filed Herewith
           8


---------------


 1 Incorporated by reference to Initial Registration Statement, File Nos.
   333-25473 and 811-03859, filed on April 18, 1997, Accession No.
   0000950148-97-000989.


 2 Incorporated by reference to Initial Registration Statement, File Nos.
   333-65965 and 811-09003, filed on October 21, 1998, Accession No. 0000950148-98-002332.

 3 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
   3, File Nos. 333-65965 and 811-09003, filed on October 8, 1999, Accession No. 0000950148-99-002190.


 4 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   2, File Nos. 333-66114 and 811-03859, filed on October 25, 2001, Accession No. 0000950148-01-502065.


 5 Incorporated by reference to Post-Effective Amendment No. 13 and Amendment
   No. 15, File Nos. 333-65965 and 811-09003, filed on April 9, 2002, Accession No. 0000950148-02-000961.


 6 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-91860 and 811-03859, filed on October 28, 2002, Accession No. 0000898430-02-003844.


 7 Incorporated by reference to Post-Effective Amendment No. 16 and Amendment
   No. 17, File Nos. 333-88642 and 811-08874, filed on April 7, 2003, Accession No. 0000950148-03-000786.

 8 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment
   No. 22, File Nos. 333-65965 and 811-09003, filed on August 29, 2005,
   Accession No. 0000950129-05-008801.

 9 Incorporated by reference to Post-Effective Amendment No. 26 and Amendment
   No. 28, File Nos. 333-65965 and 811-09003, filed on May 1, 2006, Accession No. 0000950129-06-004649.


10 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-65118 and 811-03859, filed on September 28, 2001, Accession No. 0000950148-01-501929.



11 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-137882 and 811-09003, filed on December 15, 2006, Accession No. 0000950148-06-000158.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

(a) The officers and directors of AIG SunAmerica Life Assurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


NAME                                                                  POSITION
----                                                                  --------
Jay S. Wintrob                              Director, Chief Executive Officer
Jana W. Greer(1)                            Director and President
Michael J. Akers(2)                         Director and Senior Vice President
N. Scott Gillis(1)                          Director, Senior Vice President and Chief Financial Officer
Christopher J. Swift(3)                     Director
Edwin R. Raquel(1)                          Senior Vice President and Chief Actuary
Christine A. Nixon                          Senior Vice President and Secretary
Stewart R. Polakov(1)                       Senior Vice President and Controller
Mallary L. Reznik                           Senior Vice President and General Counsel
Timothy W. Still(1)                         Senior Vice President
Frank J. Julian(1)                          Vice President and Chief Compliance Officer
Gavin D. Friedman                           Vice President and Deputy General Counsel
Rodney A. Haviland(1)                       Vice President
Stephen Stone(1)                            Vice President
Monica Suryapranata(1)                      Vice President and Variable Annuity Product Controller
Edward T. Texeria(1)                        Vice President
Virginia N. Puzon                           Assistant Secretary


---------------

(1) 21650 Oxnard Street, Woodland Hills, CA 91367

(2) 2929 Allen Parkway, Houston, TX 77019

(3) 70 Pine Street, New York, NY 10270

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of AIG SunAmerica Life (Depositor). Depositor is a subsidiary of American International Group, Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 13(a). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, Accession Number 0000950123-07-003026 filed March 1, 2007.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of March 15, 2007, the number of Polaris II A-Class Platinum Series contracts funded by Variable Annuity Account Seven was 2,093 of which 594 were qualified contracts and 1,499 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AIG SunAmerica Life Assurance Company

Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent permitted by the laws, including the advance of expenses under the procedures set forth therein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the

Company's parent. Reference is made to Section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the By-Laws.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which was filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

    AIG SunAmerica Life Assurance Company -- Variable Separate Account
    AIG SunAmerica Life Assurance Company -- Variable Annuity Account One
    AIG SunAmerica Life Assurance Company -- Variable Annuity Account Two
    AIG SunAmerica Life Assurance Company -- Variable Annuity Account Four
    AIG SunAmerica Life Assurance Company -- Variable Annuity Account Five
    AIG SunAmerica Life Assurance Company -- Variable Annuity Account Seven
    AIG SunAmerica Life Assurance Company -- Variable Annuity Account Nine First SunAmerica Life Insurance Company -- FS Variable Separate Account First SunAmerica Life Insurance Company -- FS Variable Annuity Account One First SunAmerica Life Insurance Company -- FS Variable Annuity Account Two First SunAmerica Life Insurance Company -- FS Variable Annuity Account Five First SunAmerica Life Insurance Company -- FS Variable Annuity Account Nine AIG Series Trust
    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Focused Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.

(b) Directors, Officers and principal place of business:


    OFFICER/DIRECTORS*    POSITION
    ------------------    --------
    Peter A. Harbeck      Director
    James T. Nichols      Director, President & Chief Executive Officer
    Debbie Potash-Turner  Senior Vice President & Chief Financial Officer
    Frank Curran          Controller
    Joseph D. Neary       Chief Compliance Officer
    John T. Genoy         Vice President
    Mallary L. Reznik**   Vice President
    Kathleen S. Stevens   Manager, Compliance
    Christine A. Nixon**  Secretary
    Virginia N. Puzon**   Assistant Secretary


---------------

 * Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

** Principal business address is 1 SunAmerica Center, Los Angeles, California
   90067.

(c) AIG SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

General Representations
-------------------------

The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Undertakings of the Registrant
--------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Seven certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 1 and Amendment No. 2 to be signed on its behalf, in the City of Los Angeles, and State of California, on this 25th day of April, 2007.

                                       VARIABLE ANNUITY ACCOUNT SEVEN
                                       (Registrant)

                                       By: AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                       By:        /s/ JAY S. WINTROB
                                         ---------------------------------------
                                         JAY S. WINTROB, CHIEF EXECUTIVE OFFICER

                                       By: AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                           (Depositor)

                                       By:        /s/ JAY S. WINTROB
                                         ---------------------------------------
                                         JAY S. WINTROB, CHIEF EXECUTIVE OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                    SIGNATURE                                           TITLE                               DATE
                    ---------                                           -----                               ----

*JAY S. WINTROB                                           Chief Executive Officer & Director           April 25, 2007
------------------------------------------------            (Principal Executive Officer)
JAY S. WINTROB


*MICHAEL J. AKERS                                          Senior Vice President & Director            April 25, 2007
------------------------------------------------
MICHAEL J. AKERS


*N. SCOTT GILLIS                                                Senior Vice President,                 April 25, 2007
------------------------------------------------          Chief Financial Officer & Director
N. SCOTT GILLIS                                             (Principal Financial Officer)


*JANA W. GREER                                                   President & Director                  April 25, 2007
------------------------------------------------
JANA W. GREER


*CHRISTOPHER J. SWIFT                                                  Director                        April 25, 2007
------------------------------------------------
CHRISTOPHER J. SWIFT


*STEWART R. POLAKOV                                       Senior Vice President & Controller           April 25, 2007
------------------------------------------------            (Principal Accounting Officer)
STEWART R. POLAKOV


/s/ MANDA GHAFERI                                                  Attorney-in-Fact                    April 25, 2007
------------------------------------------------
*MANDA GHAFERI

                                 EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION
-----------                            -----------
10             Consent of Independent Registered Public Accounting Firm
13(a)          Diagram and Listing of All Persons Directly or Indirectly
               Controlled By or Under Common Control with AIG SunAmerica
               Life Assurance Company, the Depositor of Registrant
13(b)          Power of Attorney -- AIG SunAmerica Life Assurance Company
               Directors